UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2023

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K (the “Current Report”), on January 30, 2023, the stockholders of Avenue Therapeutics, Inc. (the “Company” or “Avenue”) voted at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) to approve an amendment (the “Plan Amendment”) to the Company’s 2015 Incentive Plan (the “Plan”) to increase the shares of common stock, par value $0.0001 per share (the “Common Stock”), available for issuance under the Plan by 5,000,000 shares from 266,666 shares to 5,266,666 shares.

The Company’s Board of Directors approved the Plan Amendment on November 2, 2022, subject to stockholder approval at the 2022 Annual Meeting. The Plan Amendment became effective at the time of stockholder approval.

A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02. The material terms of the Plan as so amended are described in the Company’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2022.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this report, on January 30, 2023, the stockholders of the Company voted at the Company’s 2022 Annual Meeting to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of Common Stock by 55,000,000 shares of Common Stock, bringing the total number of authorized shares of Common Stock to 75,000,000 shares (the “Authorized Shares Amendment”).

On February 2, 2023, following the 2022 Annual Meeting, the Company filed a certificate of amendment giving effect to the Authorized Shares Amendment with the Secretary of State of the State of Delaware. A copy of the certificate of amendment giving effect to the Authorized Shares Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 30, 2023, the Company held its 2022 Annual Meeting of stockholders at 3:00 p.m. Eastern Time by means of an online virtual meeting platform. Stockholders representing 2,515,025 shares of the Company’s Common Stock, or 50.00%, of the 5,029,272 shares entitled to vote, were represented in person or by proxy, constituting a quorum.

As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2023, the Audit Committee of the Board dismissed BDO USA, LLP as the Company’s independent registered public accounting firm on January 21, 2023, effective immediately, and appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022, effective January 23, 2023. As such, the motion relating to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, which was included in the proxy statement provided to our stockholders, was not voted on at the 2022 Annual Meeting.

At the 2022 Annual Meeting, the following three proposals were approved: (i) the election of five directors to hold office until the 2023 annual meeting of stockholders; (ii) an amendment to Avenue’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to increase the number of authorized shares by 55,000,000 shares of Common Stock from 20,000,000 shares to 75,000,000 shares; and (iii) an amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 5,000,000 shares from 266,666 shares to 5,266,666. The three proposals are described in detail in Avenue’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting filed with the SEC on November 18, 2022.

As of the November 10, 2022 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting, 4,779,272 shares of the Company’s Common Stock were outstanding and eligible to vote with an aggregate of 4,779,272 votes and 250,000 shares of the Company’s Class A Preferred Stock were outstanding and eligible to vote with an aggregate of 5,275,000 votes, as determined in accordance with Article IV, Section 2.1.2 of the Company’s Third Amended and Restated Certificate of Incorporation, as amended.

Proposal 1

The votes with respect to the election of five directors to hold office until the 2023 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lindsay A. Rosenwald, M.D.	6,428,601	155,160	956,265
Faith Charles	6,466,198	117,563	956,265
Neil Herskowitz	6,468,194	115,567	956,265
Jay Kranzler, M.D., Ph.D.	6,431,282	152,479	956,265
Curtis Oltmans	6,447,327	136,434	956,265

Proposal 2

The proposal regarding the ratification of BDO USA, LLP as Avenue’s independent registered accounting firm for the year ending December 31, 2022 was not voted on at the 2022 Annual Meeting:

Proposal 3

The vote with respect to the approval of an amendment to Avenue’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock by 55,000,000 shares from 20,000,000 shares to 75,000,000 was as follows:

Total Votes For	Total Votes Against	Abstentions
7,033,270	481,173	25,583

Proposal 4

The vote with respect to the approval of an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 5,000,000 shares from 266,666 shares to 5,266,666 shares available for issuance under the Plan was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
6,128,908	415,582	39,271	956,265

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Avenue Therapeutics, Inc.
10.1	Amendment to the Avenue Therapeutics, Inc. 2015 Incentive Plan.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)
Date: February 3, 2023
	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer